Colterpoint Net Lease Real Estate ETF
Schedule of Investments
November 30, 2025 (Unaudited)

COMMON STOCKS - 99.3%	Shares	Value
Finance and Insurance - 3.5%
Innovative Industrial Properties, Inc.	29,458	$1,456,698

Real Estate and Rental and Leasing - 95.8% (a)
Agree Realty Corp.	45,892	3,451,996
Alpine Income Property Trust, Inc.	32,145	557,394
Broadstone Net Lease, Inc.	89,785	1,577,522
EPR Properties	30,767	1,608,191
Essential Properties Realty Trust, Inc.	53,292	1,687,225
Four Corners Property Trust, Inc.	64,469	1,549,835
FrontView REIT, Inc.	49,632	758,377
Gaming and Leisure Properties, Inc.	30,420	1,324,183
Getty Realty Corp.	58,380	1,662,079
Gladstone Commercial Corp.	118,742	1,313,287
Global Net Lease, Inc.	212,084	1,741,210
LXP Industrial Trust	36,764	1,783,054
NETSTREIT Corp.	91,257	1,672,741
NNN REIT, Inc.	77,795	3,216,823
One Liberty Properties, Inc.	50,385	1,050,023
Postal Realty Trust, Inc. - Class A	92,201	1,432,804
Realty Income Corp.	56,811	3,272,882
Safehold, Inc.	89,269	1,238,161
STAG Industrial, Inc.	45,294	1,779,148
VICI Properties, Inc.	98,822	2,848,050
WP Carey, Inc.	49,750	3,351,657
		38,876,642
TOTAL COMMON STOCKS (Cost $47,210,349)		40,333,340

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.6%	Shares	Value
First American Government Obligations Fund - Class X, 3.92% (b)	225,383	225,383
TOTAL MONEY MARKET FUNDS (Cost $225,383)		225,383

TOTAL INVESTMENTS - 99.9% (Cost $47,435,732)		40,558,723
Other Assets in Excess of Liabilities - 0.1%		23,212
TOTAL NET ASSETS - 100.0%		$40,581,935

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)
To the extent that the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Colterpoint Net Lease Real Estate ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$40,333,340	$–	$–	$40,333,340
Money Market Funds	225,383	–	–	225,383
Total Investments	$40,558,723	$–	$–	$40,558,723

Refer to the Schedule of Investments for further disaggregation of investment categories.